Exhibit 10.3

SECOND AMENDMENT TO NINTH RESTATED LOAN AGREEMENT AND WAIVER

THIS SECOND AMENDMENT TO NINTH RESTATED LOAN AGREEMENT  AND WAIVER (hereinafter referred to as the “Second Amendment”) executed as of the     day of December, 2003, by and among CLAYTON WILLIAMS ENERGY, INC., a Delaware corporation (the “CWE”), WARRIOR GAS CO., a Texas corporation (“Warrior “) (CWE and Warrior being hereinafter sometimes collectively referred to as “Borrower”), CWEI ACQUISITIONS, INC., a Delaware corporation (“CWEI”), CWEI ROMERE PASS ACQUISITION CORP., a Delaware corporation (“CWEIRPA”) and ROMERE PASS ACQUISITION L.L.C., a Delaware limited liability company (“Romere”) (CWEI, CWEIRPA and Romere being hereinafter sometimes collectively referred to as “Guarantors”), BANK ONE, NA, a national banking association (“Bank One”), UNION BANK OF CALIFORNIA, N.A., a national banking association (“Union”) and BANK OF SCOTLAND (“BOS”) (Bank One, Union Bank and BOS each in their capacity as a lender hereunder together with each and every future holder of any note issued pursuant to this Agreement are hereinafter collectively referred to as “Banks”, and individually as a “Bank”) and Bank One, as “Agent”.

WITNESSETH:

WHEREAS, on July 18, 2002, Borrower, CWEI, Romere Pass Acquisition Corp., a Delaware corporation (“Romere Corp”), Bank One, Union, BOS and Agent entered into a Ninth Restated Loan Agreement, as amended by that certain First Amendment to Ninth Restated Loan Agreement dated as of August 9, 2002 (as amended, restated or modified from time to time, the “Ninth Restated”);

WHEREAS, the Borrower has informed the Banks that (i) CWE proposes to contribute 100% of the issued and outstanding capital stock of Romere Corp to CWEIRPA for 100% of the issued and outstanding capital stock of CWEIRPA and (ii) Romere Corp will convert from a corporation to a limited liability company, Romere Pass Acquisition L.L.C. (collectively, the “Romere Conversion”);

WHEREAS, the Romere Conversion is prohibited pursuant to Sections 13(f) and 13(k) of the Ninth Restated and the Borrower has requested that the Banks consent to the Romere Conversion and waive the requirements of Sections 13(f) and 13(k) of the Ninth Restated; and

WHEREAS, subject to the conditions set forth herein, the Banks hereby consent to the Romere Conversion and waive the requirements of Sections 13(f) and (k) of the Ninth Restated with respect to the Romere Conversion and have agreed to make certain additional changes to the Ninth Restated.

NOW, THEREFORE, the parties hereto agree as follows:

1.                                       Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Ninth Restated.

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2.                                       CWEIRPA and Romere hereby join the Ninth Restated and accept and agree to be bound by all of the terms and conditions thereof.  CWEIRPA and Romere shall henceforth be deemed a Guarantor, together with CWEI, for all purposes of the Ninth Restated, the Notes and the Loan Documents.

3.                                       Section 1 of the Ninth Restated is hereby amended by deleting the definition of “Subsidiaries” and the following is inserted in lieu thereof:

Subsidiaries means Warrior, Clajon Industrial Gas, Inc., Clayton Williams Venezuela, Inc., Clayton Williams Trading Company, Clayton Williams Pipeline Corporation, CWEI Acquisitions, Inc., CWEI Romere Pass Acquisition Corp., Romere Pass Acquisition L.L.C., and any other corporation or entity of which voting securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time owned directly or indirectly by Borrower.

4.                                       Sections 10(a) and (t) of the Ninth Restated are hereby amended by deleting such sections and the following is inserted in lieu thereof:

(a)                                  Creation and Existence.  Borrower and Guarantor are corporations or limited liability companies, as the case may be, duly organized and validly existing in good standing under the laws of their state of incorporation or organization, as the case may be, and are duly qualified as a foreign corporation or limited liability company, as the case may be, in all jurisdictions wherein failure to qualify may result in a Material Adverse Effect.  Borrower and Guarantor have all the power and authority to own their properties and assets and to transact the business in which they are engaged.

(t)                                    Guarantor.  CWE owns, directly or indirectly, one hundred percent (100%) of the issued and outstanding equity securities and membership interests, as the case may be, of Guarantor.

5.                                       This Second Amendment shall be effective as of the date first above written, but only upon satisfaction of the conditions precedent set forth in Paragraph 5 hereto (the “Second Amendment Effective Date”).

6.                                       The obligations of Banks under this Second Amendment shall be subject to the satisfaction of the following conditions precedent:

(a)                                  Execution and Delivery.  The Borrower shall have executed and delivered this Second Amendment and other required documents, all in form and substance satisfactory to the Banks;

(b)                                 Guarantors’ Execution and Delivery.  The Guarantors shall have executed and delivered this Second Amendment and other required documents, and, in addition,  CWEIRPA and Romere shall execute the Subsidiary Guaranty in the form attached hereto as Exhibit A, all in form and substance satisfactory to the Banks;

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(c)                                  Conversion Documents. Banks shall have received appropriate copies of the documents converting Romere Corp from a corporation to a limited liability company;

(d)                                 Resolutions.  The Agent shall have received appropriate certified resolutions of CWEIRPA and Romere;

(e)                                  Good Standing.  The Agent shall have received evidence of existence and good standing for CWEIRPA and Romere;

(f)                                    Certificates of Incorporation and Bylaws.  The Agent shall have received copies of Certificates of Incorporation, or similar organizational documents, for each of CWEIRPA and Romere, together with all amendments thereto, appropriately certified by governmental authority in the jurisdiction of incorporation of each of CWEIRPA and Romere, and a copy of the Bylaws, or similar governing documents, of CWEIRPA and Romere, and all amendments thereto, certified by one or more officers of CWEIRPA and Romere, as the case may be, as being true, correct and complete;

(g)                                 Incumbency.  The Agent shall have received a signed Certificate of each of CWEIRPA and Romere, certifying the names of the officers of CWEIRPA and Romere authorized to sign loan documents on behalf of CWEIRPA and Romere, together with the true signatures of each such officer.  The Agent may conclusively rely on each such Certificate until the Agent receives a further Certificate of such Guarantor canceling or amending the prior Certificate and submitting signatures of the officers named in such further Certificate;

(h)                                 Representations and Warranties.  The representations and warranties of Borrower under the Ninth Restated are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

(i)                                     No Event of Default.  No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

(j)                                     Other Documents.  Each Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as such Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to such Bank; and

(k)                                  Legal Matters Satisfactory.  All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Bank retained at the expense of Borrower.

7.                                       The Banks hereby waive the requirements of Sections 13(f) and (k) of the Ninth Restated with respect to the Romere Conversion.  Borrower and Banks further agree that the

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waiver set forth herein is limited solely to Sections 13(f) and (k) of the Ninth Restated with respect to the Romere Conversion.  The waiver set forth herein is expressly limited as follows: (a) such waiver is limited solely to the Romere Conversion and (b) such waiver is a limited one-time waiver, and nothing contained herein shall obligate Banks to grant any additional or future waivers of Sections 13(f) or (k) of the Ninth Restated, or any other provision of the Ninth Restated or any other Loan Document.

8.                                       Except to the extent its provisions are specifically amended, modified or superseded by this Second Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Ninth Restated are incorporated herein by reference for all purposes as if copied herein in full.  The Borrower hereby restates and reaffirms each and every term and provision of the Ninth Restated, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants.  Except to the extent its provisions are specifically amended, modified or superseded by this Second Amendment, the Ninth Restated, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

9.                                       This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.                                 The Guarantors hereby consent to the execution of this Second Amendment by the Borrower and reaffirm their guaranty of all of the obligations of the Borrower to the Bank.  Borrower and each Guarantor acknowledge and agree that the renewal, extension and amendment of the Ninth Restated shall not be considered a novation of account or new contract but that all existing rights, titles, powers, Liens, security interests and estates in favor of the Banks constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Banks.  Borrower and each Guarantor confirm and agree that (a) neither the execution of this Second Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect.  Guarantors hereby further confirm that they unconditionally guarantee to the extent set forth in their Guaranty the due and punctual payment and performance of any and all amounts and obligations owed to the Banks under the Ninth Restated or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Second Amendment to Ninth Restated to be duly executed as of the date first above written.

BORROWER:

CLAYTON WILLIAMS ENERGY, INC.
a Delaware corporation

By:	/s/ MEL G. RIGGS
Mel G. Riggs, Senior Vice President-Finance

WARRIOR GAS CO.
a Delaware corporation

By:	/s/ MEL G. RIGGS
Mel G. Riggs, Senior Vice President-Finance

GUARANTORS:

CWEI ACQUISITIONS, INC.
a Delaware corporation

By:	/s/ MEL G. RIGGS
Mel G. Riggs, Senior Vice President-Finance

CWEI ROMERE PASS ACQUISITION CORP.
a Delaware corporation

By:	/s/ MEL G. RIGGS
Name:	Mel G. Riggs
Title:	Vice President and Treasurer

ROMERE PASS ACQUISITION L.L.C.
a Delaware limited liability company

By:	/s/ MEL G. RIGGS
Name:	Mel G. Riggs
Title:	Vice President and Treasurer

BANKS:

BANK ONE, NA
a national banking association as a Bank and as Administrative Agent (Main Office Chicago)

By:	/s/ WILLIAM MARK CRANMER
Wm. Mark Cranmer, Director, Capital Markets

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ JOHN CLARK
Name:	John Clark
Title:	Vice President

By:	/s/ SEAN MURPHY
Name:	Sean Murphy
Title:	Vice President

BANK OF SCOTLAND

By:	/s/ JOSEPH FRATUS
Name:	Joseph Fratus
Title:	First Vice President

EXHIBIT A

SUBSIDIARY GUARANTY

THIS SUBSIDIARY GUARANTY (this “Guaranty”) is made as of the     day of DECEMBER, 2003, by CWEI ROMERE PASS ACQUISITION CORP., a Delaware corporation (“CWEIRPA”) and ROMERE PASS ACQUISITION L.L.C., a Delaware limited liability company (“Romere”) (collectively, CWEIRPA and Romere are hereinafter referred to as the “Subsidiary Guarantors”) in favor of the Agent, for the benefit of the Banks, under the Loan Agreement referred to below;

WITNESSETH:

WHEREAS, CLAYTON WILLIAMS ENERGY, INC, a Delaware corporation (“CWE”) and WARRIOR GAS CO., a Texas corporation (“Warrior”) (CWE and Warrior being hereinafter sometimes collectively referred to as the “Principal”) and Bank One, NA, a national banking association having its principal office in Dallas, Texas, as Agent (the “Agent”), and certain other Banks from time to time party thereto have entered into a certain Ninth Restated Loan Agreement dated as of July 18, 2002 (as same may be amended or modified from time to time, the “Loan Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Principal;

WHEREAS, it is a condition precedent to the Agent and the Banks executing the Loan Agreement that each of the Subsidiary Guarantors execute and deliver this Guaranty whereby each of the Subsidiary Guarantors shall guarantee the payment when due, subject to Section 9 hereof, of all Guaranteed Obligations, as defined below; and

WHEREAS, in consideration of the financial and other support that the Principal has provided, and such financial and other support as the Principal may in the future provide, to the Subsidiary Guarantors, and in order to induce the Banks and the Agent to enter into the Loan Agreement, and the Banks and their Affiliates to enter into one or more Rate Management Transactions with the Principal, and because each Subsidiary Guarantor has determined that executing this Guaranty is in its interest and to its financial benefit, each of the Subsidiary Guarantors is willing to guarantee the obligations of the Principal under the Loan Agreement, any Note, any Rate Management Transaction, and the other Loan Documents;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION  l.1.  Selected Terms Used Herein.

“Guaranteed Obligations” is defined in Section 3 below.

“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between the Principal and any Bank or

Affiliate thereof which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Rate Management Obligations” means any and all obligations of the Principal, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

SECTION  1.2.  Terms in Loan Agreement.  Other capitalized terms used herein but not defined herein shall have the meaning set forth in the Loan Agreement.

SECTION  2.1.  Representations and Warranties.  Each of the Subsidiary Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed upon each Borrowing Date under the Loan Agreement) that:

(a)                                  It is a corporation, partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

(b)                                 It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder.  The execution and delivery by it of this Guaranty and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Guaranty constitutes a legal, valid and binding obligation of such Subsidiary Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(c)                                  Neither the execution and delivery by it of this Guaranty, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or any of its subsidiaries or (ii) its articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which it or any of its subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of such Subsidiary Guarantor or a subsidiary thereof pursuant to the terms of any such indenture, instrument or agreement.  No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by it or any of its subsidiaries, is required to be obtained by it or any of its subsidiaries in connection with the execution and delivery of this Guaranty or the performance by it of its obligations hereunder or the legality, validity, binding effect or enforceability of this Guaranty.

SECTION  2.2.  Covenants.  Each of the Subsidiary Guarantors covenants that, so long as any Bank has any Commitment outstanding under the Loan Agreement, any Rate Management Transaction remains in effect or any of the Guaranteed Obligations shall remain unpaid, that it will, and, if necessary, will enable the Principal to, fully comply with those covenants and agreements set forth in the Loan Agreement.

SECTION  3.  The Guaranty.  Subject to Section 9 hereof, each of the Subsidiary Guarantors hereby absolutely and unconditionally guarantees, as primary obligor and not as surety, the full and punctual payment (whether at stated maturity, upon acceleration or early termination or otherwise, and at all times thereafter) and performance of the Obligations and the Rate Management Obligations, including without limitation any such Obligations or Rate Management Obligations incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, whether or not allowed or allowable in such proceeding (collectively, subject to the provisions of Section 9 hereof, being referred to collectively as the “Guaranteed Obligations”).  Upon failure by the Principal to pay punctually any such amount, each of the Subsidiary Guarantors agrees that it shall forthwith on demand pay to the Agent for the benefit of the Banks and, if applicable, their Affiliates, the amount not so paid at the place and in the manner specified in the Loan Agreement, any Note, any Rate Management Transaction or the relevant Loan Document, as the case may be. This Guaranty is a guaranty of payment and not of collection.  Each of the Subsidiary Guarantors waives any right to require the Banks to sue the Principal, any other guarantor, or any other person obligated for all or any part of the Guaranteed Obligations, or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

SECTION  4.  Guaranty Unconditional.  Subject to Section 9 hereof, the obligations of each of the Subsidiary Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(i)                                     any extension, renewal, settlement, compromise, waiver or release in respect of any of the Guaranteed Obligations, by operation of law or otherwise, or any obligation of any other guarantor of any of the Guaranteed Obligations, or any default, failure or delay, willful or otherwise, in the payment or performance of the Guaranteed Obligations;

(ii)                                  any modification or amendment of or supplement to the Loan Agreement, any Note, any Rate Management Transaction or any other Loan Document;

(iii)                               any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Principal under the Loan Agreement, any Note, any Rate

Management Transaction, any other Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations, or any action or failure to act by the Agent, any Bank or any Affiliate of any Bank with respect to any collateral securing all or any part of the Guaranteed Obligations;

(iv)                              any change in the corporate existence, structure or ownership of the Principal or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Principal, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Principal, or any other guarantor of any of the Guaranteed Obligations;

(v)                                 the existence of any claim, setoff or other rights which the Subsidiary Guarantors may have at any time against the Principal, any other guarantor of any of the Guaranteed Obligations, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions;

(vi)                              any invalidity or unenforceability relating to or against the Principal, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Loan Agreement, any Rate Management Transaction, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Principal, or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Principal under the Loan Agreement, any Note, any Rate Management Transaction or any other Loan Document; or

(vii)                           any other act or omission to act or delay of any kind by the Principal, any other guarantor of the Guaranteed Obligations, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Subsidiary Guarantor’s obligations hereunder.

SECTION  5.  Discharge Only Upon Payment In Full: Reinstatement In Certain Circumstances.  Each of the Subsidiary Guarantor’s obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been indefeasibly paid in full, the Commitments under the Loan Agreement shall have terminated or expired and all Rate Management Transactions have terminated or expired.  If at any time any payment of the principal of or interest on any Note or any other amount payable by the Principal or any other party under the Loan Agreement, any Rate Management Transaction or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Principal or otherwise, each of the Subsidiary Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

SECTION  6.  Waivers.  Each of the Subsidiary Guarantors irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Principal, any other guarantor of any of the Guaranteed Obligations, or any other Person.

SECTION  7.  Subrogation.  Each of the Subsidiary Guarantors hereby agrees not to assert any right, claim or cause of action, including, without limitation, a claim for subrogation, reimbursement, indemnification or otherwise, against the Principal arising out of or by reason of this Guaranty or the obligations hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by any of the Subsidiary Guarantors unless and until the Guaranteed Obligations are indefeasibly paid in full, any commitment to lend under the Loan Agreement and any other Loan Documents is terminated and all Rate Management Transactions have terminated or expired.

SECTION  8.  Stay of Acceleration.  If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Principal, all such amounts otherwise subject to acceleration under the terms of the Loan Agreement, any Note, any Rate Management Transaction or any other Loan Document shall nonetheless be payable by each of the Subsidiary Guarantors hereunder forthwith on demand by the Agent made at the request of the Majority Banks.

SECTION  9.  Limitation on Obligations.  (a) The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Subsidiary Guarantor’s liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Subsidiary Guarantors, the Agent or any Bank, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Subsidiary Guarantor’s “Maximum Liability”). This Section 9(a) with respect to the Maximum Liability of the Subsidiary Guarantors is intended solely to preserve the rights of the Agent hereunder to the maximum extent not subject to avoidance under applicable law, and neither the Subsidiary Guarantor nor any other person or entity shall have any right or claim under this Section 9(a) with respect to the Maximum Liability, except to the extent necessary so that the obligations of the Subsidiary Guarantor hereunder shall not be rendered voidable under applicable law.

(b)                                 Each of the Subsidiary Guarantors agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Subsidiary Guarantor, and may exceed the aggregate Maximum Liability of all other Subsidiary Guarantors, without impairing this Guaranty or affecting the rights and remedies of the Agent hereunder. Nothing in this Section 9(b) shall be construed to increase any Subsidiary Guarantor’s obligations hereunder beyond its Maximum Liability.

(c)                                  In the event any Subsidiary Guarantor (a “Paying Subsidiary Guarantor”) shall make any payment or payments under this Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Guaranty, each other Subsidiary Guarantor (each a “Non-Paying Subsidiary Guarantor”) shall contribute to such Paying Subsidiary Guarantor an amount equal to such Non-Paying Subsidiary Guarantor’s “Pro Rata Share” of such payment or payments made, or losses suffered, by such Paying Subsidiary Guarantor.  For the purposes hereof, each Non-Paying Subsidiary Guarantor’s “Pro Rata Share” with respect to any such payment or loss by a Paying Subsidiary Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Subsidiary Guarantor’s Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Subsidiary Guarantor’s Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Subsidiary Guarantor from the Principal after the date hereof (whether by loan, capital infusion or by other means) to (ii) the aggregate Maximum Liability of all Subsidiary Guarantors hereunder (including such Paying Subsidiary Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Subsidiary Guarantors, the aggregate amount of all monies received by such Subsidiary Guarantors from the Principal after the date hereof (whether by loan, capital infusion or by other means).  Nothing in this Section 9 (c) shall affect any Subsidiary Guarantor’s several liability for the entire amount of the Guaranteed Obligations (up to such Subsidiary Guarantor’s Maximum Liability).  Each of the Subsidiary Guarantors covenants and agrees that its right to receive any contribution under this Guaranty from a Non-Paying Subsidiary Guarantor shall be subordinate and junior in right of payment to all the Guaranteed Obligations.  The provisions of this Section 9(c) are for the benefit of both the Agent and the Subsidiary Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

SECTION  10.  Application of Payments.  All payments received by the Agent hereunder shall be applied by the Agent to payment of the Guaranteed Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

(a)                                  FIRST, to payment of all costs and expenses of the Agent incurred in connection with the collection and enforcement of the Guaranteed Obligations or of any security interest granted to the Agent in connection with any collateral securing the Guaranteed Obligations;

(b)                                 SECOND, to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest and fees, pro rata among the Banks and their Affiliates in accordance with the amount of such accrued and unpaid interest and fees owing to each of them;

(c)                                  THIRD, to payment of the principal of the Guaranteed Obligations and the net early termination payments and any other Rate Management Obligations then due and unpaid from the Borrower to any of the Banks or their Affiliates, pro rata among the Banks and their Affiliates in accordance with the amount of such principal and such net early termination payments and other Rate Management Obligations then due and unpaid owing to each of them; and

(d)                                 FOURTH, to payment of any Guaranteed Obligations (other than those listed above) pro rata among those parties to whom such Guaranteed Obligations are due in accordance with the amounts owing to each of them.

SECTION  11.  Notices.  All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied, or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Agent in accordance with the provisions of Article XIII of the Loan Agreement.  Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice sent by certified mail return-receipt requested, on the date set forth on the receipt (provided, that any refusal to accept any such notice shall be deemed to be notice thereof as of the time of any such refusal), in each case given or addressed as aforesaid.

SECTION  12.  No Waivers.  No failure or delay by the Agent or any Banks in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies provided in this Guaranty, the Loan Agreement, any Note, any Rate Management Transaction and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION  13.  No Duty to Advise.  Each of the Subsidiary Guarantors assumes all responsibility for being and keeping itself informed of the Principal’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each of the Subsidiary Guarantors assumes and incurs under this Guaranty, and agrees that neither the Agent nor any Bank has any duty to advise any of the Subsidiary Guarantors of information known to it regarding those circumstances or risks.

SECTION  14.  Successors and Assigns.  This Guaranty is for the benefit of the Agent and the Banks and their respective successors and permitted assigns and in the event of an assignment of any amounts payable under the Loan Agreement, any Note, any Rate Management Transaction, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Guaranty shall be binding upon each of the Subsidiary Guarantors and their respective successors and permitted assigns.

SECTION  15.  Changes in Writing.  Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Subsidiary Guarantors and the Agent with the consent of the Majority Banks.

SECTION  16.  Costs of Enforcement.  Each of the Subsidiary Guarantors agrees to pay all costs and expenses including, without limitation, all court costs and attorneys’ fees and expenses paid or incurred by the Agent or any Bank or any Affiliate of any Bank in endeavoring to collect all or any part of the Guaranteed Obligations from, or in prosecuting any action against, the Principal, the Subsidiary Guarantors or any other guarantor of all or any part of the Guaranteed Obligations.

SECTION  17.  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.  THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS.  EACH OF THE SUBSIDIARY GUARANTORS HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN DALLAS, TEXAS AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY (INCLUDING, WITHOUT LIMITATION, ANY OF THE OTHER LOAN DOCUMENTS)  OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH OF THE SUBSIDIARY GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH OF THE SUBSIDIARY GUARANTORS, AND THE AGENT AND THE BANKS ACCEPTING THIS GUARANTY, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION  18.  Taxes. etc.  All payments required to be made by any of the Subsidiary Guarantors hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority thereof (but excluding Excluded Taxes), provided, however, that if any of the Subsidiary Guarantors is required by law to make such deduction or withholding, such Subsidiary Guarantor shall forthwith  (i) pay to the Agent or any Bank, as applicable, such additional amount as results in the net amount received by the Agent or any Bank, as applicable, equaling the full amount which would have been received by the Agent or any Bank, as applicable, had no such deduction or withholding been made, (ii) pay the full amount deducted to the relevant authority in accordance with applicable law, and (iii) furnish to the Agent or any Bank, as applicable, certified copies of official receipts evidencing payment of such withholding taxes within 30 days after such payment is made.

SECTION 19.  Setoff.  Without limiting the rights of the Agent or the Banks under applicable law, if all or any part of the Guaranteed Obligations is then due, whether pursuant to the occurrence of a Default or otherwise, then the Guarantor authorizes the Agent and the Banks to apply any sums standing to the credit of the Guarantor with the Agent or any Bank or any Lending Installation of the Agent or any Bank toward the payment of the Guaranteed Obligations.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Guaranty to be duly executed, under seal, by its authorized officer as of the day and year first above written.

SUBSIDIARY GUARANTORS:

CWEI ROMERE PASS ACQUISITION CORP.
a Delaware corporation

By:
Name:
Title:

ROMERE PASS ACQUISITION L.L.C.
a Delaware limited liability company

By:
Name:
Title: